UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  March 31, 2015

Sanchez Production Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street, Suite 3000 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 783-8000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this report is to amend the Current Report on Form 8-K filed by Sanchez Production Partners LP, a Delaware limited partnership (the “Partnership”), with the Securities and Exchange Commission on March 31, 2015 (the “Original Report”), which reported the completion of an acquisition of oil and gas working interests from a subsidiary of Sanchez Energy Corporation. This Amendment No. 1 to the Original Report (“Amendment No. 1”) amends and supplements the disclosure to include the historical financial statements and pro forma financial information required by Item 9.01(a) and Item 9.01(b). No other amendments to the Original Report are being made by this Amendment No. 1.

Item 9.01Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.

The Audited Statements of Revenues and Direct Operating Expenses of the acquired business for the years ended December 31, 2014 and 2013; and the Unaudited Statements of Revenues and Direct Operating Expenses of the acquired business for the three months ended March 31, 2015 and 2014, which are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2014 and the three months ended March 31, 2015 and 2014, which give effect to the acquisition and the financings conducted by the Partnership in furtherance of the acquisition, which are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)Exhibits

99.1Audited Statements of Revenues and Direct Operating Expenses of the acquired business for the years ended December 31, 2014 and 2013; and the Unaudited Statements of Revenues and Direct Operating Expenses of the acquired business for the three months ended March 31, 2015 and 2014

99.2Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2014 and the three months ended March 31, 2015 and 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ PRODUCTION PARTNERS LP By: Sanchez Production Partners GP LLC, its general partner

Date: May 18, 2015	By:	/s/ Charles C. Ward
Charles C. Ward Chief Financial Officer and Secretary

EXHIBIT INDEX

99.1

Audited Statements of Revenues and Direct Operating Expenses of the acquired business for the years ended December 31, 2014 and 2013; and the Unaudited Statements of Revenues and Direct Operating Expenses of the acquired business for the three months ended March 31, 2015 and 2014

99.2	Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2014 and the three months ended March 31, 2015 and 2014